Exhibit 10.1

                          FIFTH AMENDMENT TO CREDIT AND
                               SECURITY AGREEMENT

     This Amendment, dated as of November 8, 2000, is made by and between FM PRECISION GOLF MANUFACTURING CORP., a Delaware corporation, and FM PRECISION GOLF SALES CORP., a Delaware corporation (collectively, jointly and severally, the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

     The Borrower and the Lender have entered into a Credit and Security Agreement dated as of October 9, 1998, as amended by that certain Amendment to Credit and Security Agreement and Waiver of Defaults dated April 13, 1999, as amended by that certain Second Amendment to Credit and Security Agreement dated November 10, 1999, as amended by that certain Third Amendment to Credit and Security Agreement dated March 24, 2000, as amended by that certain Fourth Amendment to Credit and Security Agreement dated August 3, 2000 (collectively, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

     The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

     1. DEFINED TERMS. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

     2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

          (a) The definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

     "Borrowing Base" means, at any time the lesser of:

               (a)  the Maximum Line; or

               (b) subject to change from time to time in the Lender's sole discretion, the sum of:

                    (A) the lesser of (x) 85% of Eligible Accounts, or (y) $5,000,000.00, plus

                    (B) the lesser of (x) 60% of Eligible Inventory (exclusive of Eligible Raw Materials Inventory), or (y) $2,500,000.00 from March 1 through September 30 of each year and $3,500,000.00 from October 1 of each year through February 28 of each subsequent year, plus

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                    (C)  the  lesser  of  (x)  50%  of  Eligible  Raw  Materials
                    Inventory,   or  (y)  $2,500,000.00  from  March  1  through
                    September 30 of each year and $3,500,000.00 from October 1 of each year through February 28 of each subsequent year, plus

                    (D) If but only if Lender, in its sole and absolute discretion, elects to make Revolving Advances under the Overadvance Limit, as hereafter defined, in any given year, commencing on November 1 of each year, an overadvance in the amount not to exceed $600,000.00 (the "Overadvance Limit), which Overadvance Limit shall be automatically reduced to $500,000.00 on March 1 of the immediately following year, to $400,000.00 on April 1 of the immediately following year, to $200,000.00 on May 1 of the immediately following year and to $0.00 on June 1 of the immediately following year. No Overadvance Limit shall exist at any time from June 1 through October 31 in any year.

          (b) There is hereby added to Section 1.1 of the Credit Agreement a new definition for "Capital Expenditures Floating Rate" which provides as follows:

     "Capital Expenditures Floating Rate means an annual rate equal to the sum of the Prime Rate plus one-quarter of one percent (0.25%), which annual rate shall change when and as the Prime Rate changes.

          (c) Section 2.6.2(a) of the Credit Agreement is hereby deleted and replaced as follows:

     Section 2.6.2 CAPITAL EXPENDITURES ADVANCE.

               (a) The Lender agrees, on the terms and subject to the conditions herein set forth (including without limitation Section 4.2 and 4.3 below), to make a non-revolving advance (to be disbursed in not more than two (2) disbursements) to the Borrower in the amount equal to the lesser of (i) $400,000.00; or (ii) the Lendable Cost, as hereafter defined (the "Capital Expenditures Advance").

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          (d) Section  2.7.2(a) of the Credit  Agreement  is hereby  deleted and replaced as follows:

     Section 2.7.2 PAYMENT OF CAPITAL EXPENDITURES NOTE. The outstanding principal balance of the Capital Expenditures Note shall be due and payable as follows:

               (a)  Beginning on the earlier of (1) May 31, 2001 or (2) the last day of the first full month following the final operational installation of the Cap/Ex Equipment, as hereafter defined, at Borrower Premises located in Torrington, Conn. and on the last day of each month thereafter in equal monthly installments in an amount sufficient to fully amortize the Capital Expenditures Advance over an assumed term of 60 months;

               (b) On the Termination Date, the entire unpaid principal balance of the Capital Expenditures Note, and all unpaid interest accrued thereon, shall in any event be due and payable.

          (e) Subsection (b) of Section 2.8 of the Credit Agreement is hereby deleted and replaced as follows:

     (b) TERM NOTE. Except as set forth in Sections 2.8(d), 2.8(f) and 2.8(g), the outstanding principal balance of the Term Note shall bear interest at the Term Floating Rate.

          (f) There is hereby added a new Subsection (h) to Section 2.8 of the Credit Agreement which provides as follows:

     (h) CAPITAL  EXPENDITURES  NOTE.  Except as set forth in  Sections  2.8(d),
     2.8(f) and 2.8(g), the outstanding principal balance of the Capital Expenditures Note shall bear interest at the Capital Expenditures Floating Rate. Said interest shall begin to accrue upon the disbursement of any portion of the Capital Expenditures Advance.

          (g) Subsection (d) of Section 2.9 of the Credit Agreement is hereby deleted and replaced as follows:

     (d) AUDIT FEES. The Borrower hereby agrees to pay the Lender, on demand, audit fees of $75.00 per hour (or Lender's then applicable rate) per auditor in connection with any audits or inspections by the Lender of any collateral or the operations or business of the Borrower, together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection (collectively, "Out-of-Pockets"). So long as there is not any then existing Event of Default or Default Period, such audit fees shall not exceed $5,000.00 per audit plus all applicable Out-of-Pockets and audits shall be performed not more frequently than three times per annum. Lender shall send to Borrower an invoice applicable to such audit fees,

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     out-of-pocket costs and expenses,  provided, however, any failure of Lender to send such invoices shall not relieve Borrower of its obligations under this Section 2.9(d).

          (h) There is hereby added new subsections (e) and (f) to Section 2.9 of the Credit Agreement which provides as follows:

     (e) OVERADVANCE FEE. The Borrower agrees to pay the Lender an annual Overadvance Fee in the amount of $3,000.00. Such annual fee shall be due and payable on the first day of each year that any Revolving Advances are made under the Overadvance Limit. No such Overadvance Fee shall be due in any year during which no Revolving Advances are made under the Overadvance Limit.

     (f) CAPITAL EXPENDITURES ADVANCE ORIGINATION FEE. The Borrower agrees to pay the Lender an origination fee of $750.00 in consideration of the Lender's agreement to make the Capital Expenditures Advance. Such fee shall be due and payable upon the disbursement of any portion of the Capital Expenditures Advance.

          (i) Section 4.3 to the Credit Agreement is hereby deleted and replaced as follows:

     Section 4.3 CONDITIONS PRECEDENT TO DISBURSEMENT OF THE CAPITAL EXPENDITURES ADVANCE. The obligation of the Lender to make either of the two disbursements of the Capital Expenditures Advance shall be subject to the further conditions precedent:

               (a) Each request for a disbursement of the Capital Expenditure Advance is made on or before the earlier of May 31, 2001 or the Termination Date;

               (b) Lender's prior review and approval of the documentation supporting the Borrower's Capital Expenditures (the "Cap/Ex Equipment"), including but not limited to invoices and shipping documents, and Lender's determination (i) that such purchase is made by Borrower in an arms-length transaction with a reputable dealer, and
          (ii) that such purchase is for an item approved by the Lender in its sole discretion;

               (c) The amount of the disbursement is less than or equal to 80% of the invoice cost of Cap/Ex Equipment, exclusive of cost of installation, set-up costs, taxes, shipping and other non-purchase price costs (the "Lendable Cost");

               (d) Lender shall have a first priority perfected security interest in all of the Cap/Ex Equipment; and

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               (e) The  Cap/Ex  Equipment  shall be  finally  and  operationally installed at the Borrower's Premises located in Torrington, Conn.

     3. NO OTHER CHANGES. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

     4. CONDITIONS PRECEDENT. This Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

          (a) The Acknowledgment and Agreement of Guarantor set forth at the end of this Amendment, duly executed by the Guarantor.

          (b) A Certificate  of the  Secretary of the Borrower  certifying as to
(i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the certificate of incorporation and bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of October 9, 1998 in connection with the execution and delivery of the Credit Agreement continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's secretary or assistant secretary dated as of October 9, 1998, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

          (c) Such other matters as the Lender may require.

     5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lender as follows:

          (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

          (b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the certificate of incorporation or by-laws of the Borrower, or
(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

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          (c) All of the representations  and warranties  contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

     6. REFERENCES. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

     7. NO WAIVER. The execution of this Amendment and acceptance of and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default or Default Period under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

     8. RELEASE. The Borrower, and the Guarantor by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

     9. COSTS AND EXPENSES. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

     10. MISCELLANEOUS. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

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     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed as of the date first written above.


                                        WELLS FARGO BUSINESS CREDIT, INC.


                                        By /s/ Clifton Moschnik
                                           -------------------------------------
                                        Its Assistant Vice President



                                        FM PRECISION GOLF MANUFACTURING CORP.,
                                        a Delaware corporation


                                        By /s/ Kevin Neill
                                           -------------------------------------
                                        Its Chief Financial Officer



                                        FM PRECISION GOLF SALES CORP.,
                                        a Delaware corporation


                                        By /s/ Kevin Neill
                                           -------------------------------------
                                        Its Chief Financial Officer

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                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

     The  undersigned,  a guarantor of the  indebtedness  of FM  Precision  Golf
Manufacturing Corp., and FM Precision Golf Sales Corp., each Delaware corporations (collectively, jointly and severally, the "Borrowers") to Wells Fargo Business Credit, Inc., formerly known as Norwest Business Credit, Inc. (the "Lender") pursuant to a Guaranty dated as of October 9, 1998 (the "Guaranty"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 8 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrowers' present and future indebtedness to the Lender.

                                        ROYAL PRECISION, INC.,
                                        a Delaware corporation



                                        By /s/ Kevin Neill
                                           -------------------------------------
                                        Its Chief Financial Officer

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